UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): January 27, 2004

                        PERICOM SEMICONDUCTOR CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                   California
                 (State or Other Jurisdiction of Incorporation)

            0-27026                                       77-0254621
      (Commission File Number)             (I.R.S. Employer Identification No.)

               3345 North First Street, San Jose, California 95134 (Address of Principal Executive Offices) (Zip Code)

                                 (408) 435-0800
              (Registrant's Telephone Number, Including Area Code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.

The exhibit listed below is being furnished with this Form 8-K.

Exhibit
Number            Description
-------           -----------

99.1 Press Release issued by Pericom Semiconductor Corporation dated January 27, 2004.


Item 12. Results of Operations and Financial Condition.

On January 27, 2004, Pericom Semiconductor Corporation issued a press release announcing earnings results for the fiscal first quarter ended December 27, 2003. A copy of the press release is attached as Exhibit 99.1.

The information in this current report on Form 8-K is furnished pursuant to Item 12 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PERICOM SEMICONDUCTOR CORPORATION

                                              By: /s/ Michael D. Craighead
                                                  ------------------------
                                                  Michael D. Craighead
                                                  Chief Financial Officer

Date: January 27, 2004


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